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                                                                   EXHIBIT 10.56


                       AMENDMENT NO. 1 TO PROMISSORY NOTE

         This Amendment No. 1 to that certain Promissory Note, dated December 13, 1994, in the original principal amount of $___________ (the "Note"), made by _________________ ("Maker") in favor of PolyMedica Industries, Inc., now known as PolyMedica Corporation ("PolyMedica"), is made as of this _____ day of _________, 1999.

         For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Maker and PolyMedica hereby agree as follows:

         1. The Note is hereby amended by deleting the date "December 31, 1999" set forth in the first sentence of the first paragraph thereof and replacing it with the date "December 31, 2004".

         2. In all other respects, the Note is hereby ratified and confirmed and remains in full force and effect.

         3.       This Amendment may be executed in counterparts.

         4. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts.


         IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written and as an instrument under seal.





                                             MAKER:


                                             __________________________________
                                             [Name]


                                             POLYMEDICA:

                                             POLYMEDICA CORPORATION


                                             By:_______________________________

                                             Print Name:_______________________

                                             Title:____________________________